Exhibit 21.1

Subsidiaries of

Apple Hospitality REIT, Inc.

At December 31, 2019

 (The state of incorporation or organization of each subsidiary is Virginia, except as noted below)

A. Direct Subsidiaries

Apple Air Holding, LLC

Apple Fund Management, LLC

Apple Nine Hospitality, Inc.

Apple Nine Oklahoma, LLC

Apple REIT Eight, Inc.

Apple REIT Seven, Inc.

Apple REIT Ten, Inc.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Eight California, Inc.

Apple Eight Hospitality, Inc.

Apple Eight Hospitality Management, Inc.

Apple Eight Hospitality Massachusetts Services, Inc.

Apple Eight Hospitality Massachusetts, Inc.

Apple Eight Hospitality Midwest, LLC

Apple Eight Hospitality Ownership, Inc.

Apple Eight Hospitality Texas Services, LLC

Apple Eight NC GP, Inc.

Apple Eight NC LP, Inc.

Apple Eight North Carolina, L.P.

Apple Eight Services Fayetteville, Inc.

Apple Eight Services Jacksonville, Inc.

Apple Eight Services Westford, Inc.

Apple Eight Services Winston-Salem, Inc.

Apple Eight SPE Savannah, Inc.

Apple Eight SPE Somerset, Inc.

Apple Eight SPE Tukwila, Inc.

Apple Eight SPE Westford, Inc.

Apple Nine Collegeville Business Trust

Apple Nine Florida Services, Inc.

Apple Nine Hospitality Management, Inc.

Apple Nine Hospitality Ownership, Inc.

Apple Nine Hospitality Texas Services, Inc.

Apple Nine Hospitality Texas Services II, Inc.

Apple Nine Hospitality Texas Services III, Inc.

Apple Nine Hospitality Texas Services IV, Inc.

Apple Nine Louisiana GP, Inc.

Apple Nine Louisiana, L.P.

Apple Nine Malvern Pennsylvania Business Trust *

Apple Nine Missouri, LLC

Apple Nine NC GP, Inc.

Apple Nine NC LP, Inc.

Exhibit 21.1

Subsidiaries of

Apple Hospitality REIT, Inc. (continued)

At December 31, 2019

Apple Nine North Carolina, L.P.

Apple Nine Pennsylvania, Inc.

Apple Nine Pennsylvania Business Trust *

Apple Nine Services Boise, Inc.

Apple Nine Services Bristol, Inc.

Apple Nine Services Richmond, Inc.

Apple Nine SPE Anchorage, Inc.

Apple Nine SPE Boise, Inc.

Apple Nine SPE Burbana, Inc.

Apple Nine SPE Grapevine, Inc.

Apple Nine SPE Malvern, Inc.

Apple Nine SPE Portland, Inc.

Apple Nine SPE Richmond, Inc.

Apple Nine SPE San Jose, Inc.

Apple Seven Hospitality, Inc.

Apple Seven Hospitality Management, Inc.

Apple Seven Hospitality Ownership, Inc.

Apple Seven Management Services GP, Inc.

Apple Seven Management Services LP, Inc.

Apple Seven Management Services New Orleans GP, Inc.

Apple Seven New Orleans GP, Inc.

Apple Seven New Orleans LP, Inc.

Apple Seven Services Highlands Ranch, Inc.

Apple Seven Services, LLC

Apple Seven Services II, LLC

Apple Seven Services Lakeland, Inc.

Apple Seven Services Miami, Inc.

Apple Seven Services New Orleans, L.P.

Apple Seven Services Provo-San Diego, Inc.

Apple Seven Services Richmond, Inc.

Apple Seven Services San Diego, Inc.

Apple Seven Services Southeast, L.P.

Apple Seven SPE Hattiesburg, Inc.

Apple Seven SPE Huntsville, Inc.

Apple Seven SPE Kirkland, Inc.

Apple Seven SPE Miami, Inc.

Apple Seven SPE New Orleans, L.P.

Apple Seven SPE Prattville, Inc.

Apple Seven SPE Rancho Bernardo, Inc.

Apple Seven SPE Richmond, Inc.

Apple Seven SPE San Diego, Inc.

Apple Seven SPE Seattle, Inc.

Apple Seven SPE SoCal, Inc.

Apple Six Hospitality Air, LLC

Apple Ten Alabama Services, LLC

Apple Ten Business Trust

Apple Ten Florida Services, Inc.

Apple Ten Hospitality, Inc.

Exhibit 21.1

Subsidiaries of

Apple Hospitality REIT, Inc. (continued)

At December 31, 2019

Apple Ten Hospitality Management, Inc.

Apple Ten Hospitality Ownership, Inc.

Apple Ten Hospitality Texas Services, Inc.

Apple Ten Hospitality Texas Services II, Inc.

Apple Ten Hospitality Texas Services III, Inc.

Apple Ten Hospitality Texas Services IV, Inc.

Apple Ten Illinois, LLC

Apple Ten Illinois MM, Inc.

Apple Ten Illinois Services, Inc.

Apple Ten NC GP, Inc.

Apple Ten NC LP, Inc.

Apple Ten Nebraska, LLC

Apple Ten North Carolina, L.P.

Apple Ten Oklahoma, LLC

Apple Ten Oklahoma Services, Inc.

Apple Ten Services Capistrano, Inc.
Apple Ten Services Colorado Springs, Inc.

Apple Ten Services Denver, Inc.

Apple Ten Services Franklin I, Inc.

Apple Ten Services Franklin II, Inc.

Apple Ten Services Gainesville, Inc.

Apple Ten Services Knoxville II, Inc.

Apple Ten Services OHare, Inc.

Apple Ten Services Scottsdale, Inc.

Apple Ten SPE Calibraska, Inc.

Apple Ten SPE Capistrano, Inc.

Apple Ten SPE Colorado Springs, Inc.

Apple Ten SPE Denver, Inc.

Apple Ten SPE Franklin I, Inc.

Apple Ten SPE Franklin II, Inc.

D&D Beverage Services, LLC **

*     State of organization is Pennsylvania.

**   State of organization is Kansas